Supplement dated December 3, 2014
to the Statement of Additional Information (the "SAI"), dated December 1, 2014, for the following funds:
Fund
Columbia Funds Series Trust
Columbia Large Cap Index Fund
Columbia Mid Cap Index Fund
Columbia Small Cap Index Fund
Effective December 3, 2014 (the Effective Date), the information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Funds has been superseded and replaced with the following:
		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Large Cap Index Fund	Christopher Lo(n)	162 other accounts	$647.2 million	None	$100,001- $500,000(a) $50,001- $100,000(b)	(2)	(11)
	Vadim Shteyn	3 RICs 1 PIV 7 other accounts	$6.88 billion $354.41 million $643.24 million		None
Mid Cap Index Fund	Christopher Lo(n)	162 other accounts	$647.2 million	None	$1- $10,000(b)	(2)	(11)
	Vadim Shteyn	3 RICs 1 PIV 7 other accounts	$6.29 billion $354.41 million $643.24 million		None
Small Cap Index Fund	Christopher Lo(n)	162 other accounts	$647.2 million	None	None	(2)	(11)
	Vadim Shteyn	3 RICs 1 PIV 7 other accounts	$7.20 billion $354.41 million $643.24 million		None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(n)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of October 31, 2014.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_010_(12/14)